                                                                    EXHIBIT 99.3


CASE NAME:     KEVCO HOLDING, INC.                                 ACCRUAL BASIS

CASE NUMBER:   401-40785-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2001
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
----------------------------------------      ----------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                      AUGUST 24, 2001
----------------------------------------      ----------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
----------------------------------------      ----------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                      AUGUST 24, 2001
----------------------------------------      ----------------------------------
Printed Name of Preparer                                     Date

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:   401-40785-BJH-11

COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED              MONTH          MONTH
ASSETS                                                                    AMOUNT              MAY-01         JUNE-01      MONTH
------                                                                  ---------             ------         -------      -----
1.     Unrestricted Cash                                                       232              5,010          4,631
2.     Restricted Cash
3.     Total Cash                                                              232              5,010          4,631         0
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses
8.     Other (Attach List)                                                       0                  0              0         0
9.     Total Current Assets                                                    232              5,010          4,631         0
10.    Property, Plant & Equipment
11.    Less: Accumulated Depreciation/Depletion
12.    Net Property, Plant & Equipment                                           0                  0              0         0
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List) (FOOTNOTE)      95,356,800         85,999,559      1,636,742         0
15.    Other (Attach List)                                              14,496,631         14,496,631     14,496,631         0
16.    Total Assets                                                    109,853,663        100,501,200     16,138,004         0

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                                          0              0         0
23.    Total Post Petition Liabilities                                                              0              0         0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                          75,885,064         38,219,089     15,018,882
25.    Priority Debt
26.    Unsecured Debt
27.    Other (Attach List)                                             328,039,345        321,192,806    321,192,806         0
28.    Total Pre Petition Liabilities                                  403,924,409        359,411,895    336,211,688         0
29.    Total Liabilities                                               403,924,409        359,411,895    336,211,688         0

EQUITY

30.    Pre Petition Owners' Equity                                                       (294,070,746)  (294,070,746)
31.    Post Petition Cumulative Profit Or (Loss)                                           (2,505,922)   (86,869,117)
32.    Direct Charges To Equity (FOOTNOTE)                                                 37,665,973     60,866,179
33.    Total Equity                                                                      (258,910,695)  (320,073,684)        0
34.    Total Liabilities and Equity                                                       100,501,200     16,138,004         0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                               SUPPLEMENT TO

CASE NUMBER:   401-40785-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED              MONTH          MONTH
ASSETS                                                       AMOUNT              MAY-01         JUNE-01       MONTH
------                                                     ---------             ------         -------       -----

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                         0                  0              0             0

A.     Goodwill: SSS                                        6,097,280          6,038,227              0
B.     Goodwill: Bowen                                     13,569,437         13,443,107              0
C.     Goodwill: BTE                                        1,657,846          1,640,963      1,636,742
D.     Goodwill: Shelter                                   74,032,237         64,877,262              0
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14           95,356,800         85,999,559      1,636,742             0

A.     Investment in Subsidiaries                          14,496,631         14,496,631     14,496,631
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                               14,496,631         14,496,631     14,496,631             0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                        0              0             0

PRE PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                       199,539,345        192,692,806    192,692,806
B.     10 3/8% Senior Sub. Notes                          105,000,000        105,000,000    105,000,000
C.     Sr. Sub. Exchangeable Notes                         23,500,000         23,500,000     23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27            328,039,345        321,192,806    321,192,806             0

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:   401-40785-BJH-11

INCOME STATEMENT

                                                         MONTH             MONTH                                      QUARTER
REVENUES                                                MAY-01            JUNE-01               MONTH                  TOTAL
--------                                                ------            -------               -----                 -------

1.     Gross Revenues                                                                                                        0
2.     Less: Returns & Discounts                                                                                             0
3.     Net Revenue                                               0                 0                   0                     0

COST OF GOODS SOLD

4.     Material                                                                                                              0
5.     Direct Labor                                                                                                          0
6.     Direct Overhead                                                                                                       0
7.     Total Cost Of Goods Sold                                  0                 0                   0                     0
8.     Gross Profit                                              0                 0                   0                     0

OPERATING EXPENSES

9.     Officer/Insider Compensation                                                                                          0
10.    Selling & Marketing                                                                                                   0
11.    General & Administrative                                                  379                                       379
12.    Rent & Lease                                                                                                          0
13.    Other (Attach List)                                                                                                   0
14.    Total Operating Expenses                                  0               379                   0                   379
15.    Income Before Non-Operating Income & Expense              0              (379)                  0                  (379)

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)                           0                 0                   0                     0
17.    Non-Operating Expense (Att List)                          0                 0                   0                     0
18.    Interest Expense                                                                                                      0
19.    Depreciation/Depletion                                                                                                0
20.    Amortization                                       (218,060)         (218,060)                                 (436,120)
21.    Other (Attach List)                                       0       (84,144,756)                  0           (84,144,756)
22.    Net Other Income & Expenses                        (218,060)      (84,362,816)                  0           (84,580,876)

REORGANIZATION EXPENSES

23.    Professional Fees                                                                                                     0
24.    U.S. Trustee Fees                                                                                                     0
25.    Other (Attach List)                                                                                                   0
26.    Total Reorganization Expenses                             0                 0                   0                     0
27.    Income Tax                                                                                                            0
28.    Net Profit (Loss)                                  (218,060)      (84,363,195)                  0           (84,581,255)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                               SUPPLEMENT TO

CASE NUMBER:   401-40785-BJH-11                                ACCRUAL BASIS - 2

INCOME STATEMENT

                                                       MONTH             MONTH                                QUARTER
OPERATING EXPENSES                                    MAY-01            JUNE-01              MONTH             TOTAL
------------------                                    ------            -------              ------           --------

                                                                                                                     0
                                                                                                                     0
                                                                                                                     0
                                                                                                                     0
                                                                                                                     0
TOTAL OTHER OPERATING EXPENSES - LINE 13                    0                 0                   0                  0

OTHER INCOME & EXPENSES

A.                                                                                                                   0
B.                                                                                                                   0
C.                                                                                                                   0
D.                                                                                                                   0
E.                                                                                                                   0

TOTAL NON-OPERATING INCOME - LINE 16                        0                 0                   0                  0

A.     Losses on Sales of Assets (FOOTNOTE)                         (84,144,756)                           (84,144,756)
B.                                                                                                                   0
C.                                                                                                                   0
D.                                                                                                                   0
E.                                                                                                                   0

TOTAL NON-OPERATING EXPENSE - LINE 21                       0       (84,144,756)                  0        (84,144,756)

REORGANIZATION EXPENSES

A.                                                                                                                   0
B.                                                                                                                   0
C.                                                                                                                   0
D.                                                                                                                   0
E.                                                                                                                   0

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25               0                 0                   0                  0

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 3

CASE NUMBER:   401-40785-BJH-11

CASH RECEIPTS AND                                      MONTH             MONTH                                QUARTER
DISBURSEMENTS                                         MAY-01            JUNE-01               MONTH             TOTAL
------------------                                    ------            -------               -----           --------

1.     Cash - Beginning Of Month                      SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.     Cash Sales                                                                                                    0

COLLECTION OF ACCOUNTS RECEIVABLE

3.     Pre Petition                                                                                                  0
4.     Post Petition                                                                                                 0
5.     Total Operating Receipts                             0                 0                   0                  0

NON-OPERATING RECEIPTS

6.     Loans & Advances (Interco. Transfer)                                                                          0
7.     Sale of Assets                                                                                                0
8.     Other (Attach List)                                                                                           0
9.     Total Non-Operating Receipts                         0                 0                   0                  0
10.    Total Receipts                                       0                 0                   0                  0
11.    Total Cash Available                                 0                 0                   0                  0

OPERATING DISBURSEMENTS

12.    Net Payroll                                                                                                   0
13.    Payroll Taxes Paid                                                                                            0
14.    Sales, Use & Other Taxes Paid                                                                                 0
15.    Secured/Rental/Leases                                                                                         0
16.    Utilities                                                                                                     0
17.    Insurance                                                                                                     0
18.    Inventory Purchases                                                                                           0
19.    Vehicle Expenses                                                                                              0
20.    Travel                                                                                                        0
21.    Entertainment                                                                                                 0
22.    Repairs & Maintenance                                                                                         0
23.    Supplies                                                                                                      0
24.    Advertising                                                                                                   0
25.    Other (Attach List)                                                                                           0
26.    Total Operating Disbursements                        0                 0                   0                  0

REORGANIZATION DISBURSEMENTS

27.    Professional Fees                                                                                             0
28.    U.S. Trustee Fees                                                                                             0
29.    Other (Attach List)                                                                                           0
30.    Total Reorganization Expenses                        0                 0                   0                  0
31.    Total Disbursements                                  0                 0                   0                  0
32.    Net Cash Flow                                        0                 0                   0                  0
33.    Cash - End of Month                                  0                 0                   0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.               SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JUNE, 2001
CASE NUMBER:   401-40785-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP        MFG          MGMT      HOLDING       COMP     KEVCO INC      TOTAL
                                            ----------   ----------   ----------  ----------  ----------  ----------   ----------
1      CASH-BEGINNING OF MONTH                      28       15,478   16,261,944       5,010       6,050       1,000   16,289,510

  RECEIPTS FROM OPERATIONS
2      CASH SALES                                   --           --                                                            --
  COLLECTION OF ACCOUNTS RECEIVABLE
3      PRE PETITION                                 --           --                                                            --
4      POST PETITION                           155,454      408,048                                                       563,502

5      TOTAL OPERATING RECEIPTS                155,454      408,048           --          --          --          --      563,502

  NON OPERATING RECEIPTS
6      LOANS & ADVANCES                                          --                                                            --
7      SALE OF ASSETS                          300,000   13,335,176      365,203                                       14,000,379
8      OTHER                                    49,423        1,171       50,046          --          --          --      100,640
       INTERCOMPANY TRANSFERS                  466,052     (275,474)    (190,578)         --          --                       --
              SALE EXPENSE REIMBURSEMENT
              LIFE INSURANCE CASH VALUE
              RENT
              TAX REFUND
              MISC.                             49,423                                                --
              INTEREST INCOME                                             50,046

9      TOTAL NON OPERATING RECEIPTS            815,475   13,060,873      224,671          --          --          --   14,101,019

10     TOTAL RECEIPTS                          970,929   13,468,921      224,671          --          --          --   14,664,521

11     CASH AVAILABLE                          970,957   13,484,399   16,486,615       5,010       6,050       1,000   30,954,031

  OPERATING DISBURSEMENTS
12     NET PAYROLL                             166,627       66,305      169,505                                          402,437
13     PAYROLL TAXES PAID                                        --      167,389                                          167,389
14     SALES, USE & OTHER TAXES PAID               281           --                                                           281
15     SECURED/RENTAL/LEASES                   215,126        6,622       38,617                                          260,365
16     UTILITIES                                76,221       48,459        3,480                                          128,160
17     INSURANCE                                31,699           --      166,527                                          198,226
18     INVENTORY PURCHASES                       3,055       28,101           --                                           31,156
19     VEHICLE EXPENSE                             906           --           --                                              906
20     TRAVEL                                   10,030        8,043          143                                           18,216
21     ENTERTAINMENT                                --           --           --                                               --
22     REPAIRS & MAINTENANCE                     6,736        2,505        2,703                                           11,944
23     SUPPLIES                                  1,157        8,190       30,130                                           39,477
24     ADVERTISING                                                                                                             --
25     OTHER                                   459,119   13,011,037   10,134,199         379         382          --   23,605,116
              LOAN PAYMENTS                    300,000   12,883,776   10,000,000                                       23,183,776
              FREIGHT                           15,800      112,046        4,535                                          132,381
              CONTRACT LABOR                     1,917           --       23,505                                           25,422
              401 K PAYMENTS                                     --       40,675                                           40,675
              PAYROLL TAX ADVANCE ADP                                                                                          --
              WAGE GARNISHMENTS                                            3,746                                            3,746
              MISC.                            141,402       15,215       61,738         379         382                  219,116

26     TOTAL OPERATING DISBURSEMENTS           970,957   13,179,262   10,712,693         379         382          --   24,863,673

  REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                    301,398      347,517                                          648,915
28     US TRUSTEE FEES                                           --       31,250                                           31,250
29     OTHER                                                                                                                   --
30     TOTAL REORGANIZATION EXPENSE                 --      301,398      378,767          --          --          --      680,165

31     TOTAL DISBURSEMENTS                     970,957   13,480,660   11,091,460         379         382          --   25,543,838

32     NET CASH FLOW                               (28)     (11,739) (10,866,789)       (379)       (382)         --  (10,879,317)

33     CASH - END OF MONTH                          --        3,739    5,395,155       4,631       5,668       1,000    5,410,193

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 4

CASE NUMBER:   401-40785-BJH-11

                                                 SCHEDULED                 MONTH                MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT                 MAY-01               JUNE-01            MONTH
-------------------------                        ---------                ------               -------            -----

1.     0 - 30
2.     31 - 60
3.     61 - 90
4.     91 +
5.     Total Accounts Receivable                         0                     0                     0                0
6.     (Amount Considered Uncollectible)
7.     Accounts Receivable (Net)                         0                     0                     0                0

AGING OF POST PETITION                                     MONTH:    JUNE-01
TAXES AND PAYABLES                                               ---------------

                               0 - 30             31 - 60                 61 - 90               91 +
TAXES PAYABLE                   DAYS                DAYS                   DAYS                 DAYS              TOTAL
-------------                  ------             -------                 -------               ----              -----

1.     Federal                                                                                                        0
2.     State                                                                                                          0
3.     Local                                                                                                          0
4.     Other (Attach List)          0                   0                       0                  0                  0
5.     Total Taxes Payable          0                   0                       0                  0                  0
6.     Accounts Payable                                                                                               0

                                                           MONTH:    JUNE-01
                                                                 ---------------
STATUS OF POST PETITION TAXES

                                          BEGINNING TAX     AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                     LIABILITY*       AND/OR ACCRUED      (AMOUNT PAID)      LIABILITY
-------                                   -------------     ---------------      -------------     ----------

1.     Withholding **                                                                                       0
2.     FICA - Employee **                                                                                   0
3.     FICA - Employer **                                                                                   0
4.     Unemployment                                                                                         0
5.     Income                                                                                               0
6.     Other (Attach List)                            0                                                     0
7.     Total Federal Taxes                            0                   0                  0              0

STATE AND LOCAL

8.     Withholding                                                                                          0
9.     Sales                                                                                                0
10.    Excise                                                                                               0
11.    Unemployment                                                                                         0
12.    Real Property                                                                                        0
13.    Personal Property                                                                                    0
14.    Other (Attach List)                                                                                  0
15.    Total State And Local                          0                   0                  0              0
16.    Total Taxes                                    0                   0                  0              0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:   401-40785-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:    JUNE-01
                                                                 ---------------

BANK RECONCILIATIONS                                Account # 1        Account # 2
--------------------                                -----------        -----------

A.   BANK:                                        PNC Bank Delaware                      Other Accounts          TOTAL
B.   ACCOUNT NUMBER:                                56-0359-4656                         (Attach List)
C.   PURPOSE (TYPE):                                DIP Account
1.   Balance Per Bank Statement                               4,631                                              4,631
2.   Add: Total Deposits Not Credited                                                                                0
3.   Subtract: Outstanding Checks                                                                                    0
4.   Other Reconciling Items                                                                                         0
5.   Month End Balance Per Books                              4,631              0                               4,631
6.   Number of Last Check Written                             1,023

INVESTMENT ACCOUNTS

                                                    DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER                         PURCHASE           INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                         --------           ----------        --------------       -------------

7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                0                   0

CASH

12.  Currency On Hand                                                                                                     0

13.  Total Cash - End of Month                                                                                        4,631

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:   401-40785-BJH-11

                                                           MONTH:    JUNE-01
                                                                 ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF         AMOUNT         TOTAL PAID
              NAME                     PAYMENT          PAID           TO DATE
              ----                     -------         ------         ----------

1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                             0                  0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                   TOTAL
                                        AUTHORIZING       AMOUNT        AMOUNT      TOTAL PAID       INCURRED
              NAME                        PAYMENT        APPROVED        PAID        TO DATE        & UNPAID *
              ----                      -----------      --------       ------      ----------      ----------

1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals                            0            0               0               0

*    Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                             SCHEDULED       AMOUNTS         TOTAL
                                              MONTHLY         PAID           UNPAID
                                              PAYMENTS        DURING          POST
         NAME OF CREDITOR                       DUE           MONTH         PETITION
         ----------------                    ---------       -------        --------

1.   Bank of America                                        23,200,207     15,018,882
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                           0      23,200,207     15,018,882

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO HOLDING, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:   401-40785-BJH-11

                                                           MONTH:    JUNE-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                        YES         NO
                                                                                        ---         --

1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                        X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                           X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                        X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                     X

6.       Are any Post Petition Payroll Taxes past due?                                              X

7.       Are any Post Petition State or Federal Income Taxes past due?                              X

8.       Are any Post Petition Real Estate Taxes past due?                                          X

9.       Are any other Post Petition Taxes past due?                                                X

10.      Are any amounts owed to Post Petition creditors delinquent?                                X

11.      Have any Pre Petition Taxes been paid during the reporting period?                         X

12.      Are any wage payments past due?                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE 1, 24)

INSURANCE

                                                                                        YES         NO
                                                                                        ---         --

1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                 X

2.       Are all premium payments paid current?                                         X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

KEVCO HOLDING, INC. HAS NO EMPLOYEES; OPERATES AS A HOLDING COMPANY.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                     CARRIER                          PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
   --------------                     -------                          --------------            --------------------------

General Liability                  Liberty Mutual                       9/1/00-9/1/01             Annual          $313,520

Umbrella                           National Union                       6/1/00-9/1/01             Annual          $103,349

This form  x  does     does not have related footnotes on Footnotes Supplement.
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


CASE NAME:     KEVCO HOLDING, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40785-BJH-11                             ACCRUAL BASIS

                                                           MONTH:    JUNE-01
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1              14                   Kevco Holding, Inc. is the holding company for Kevco
2              21A                  Manufacturing, LP (Case No. 00-40784-BJH) and Kevco
                                    Distribution, LP (Case No. 00-40789-BJH). In conjunction with the asset sales recorded in Kevco Manufacturing LP's and Kevco
                                    Distribution LP's books and records (see Footnote for Accrual
                                    Basis - 1, 24 D, E and F), losses were recorded on this Debtor's income statement for its write-off of related goodwill.

1              24                   (A) Pursuant to an Asset Purchase Agreement approved by the
7              1,4                      Court on February 23, 2001 and effective as of the same date among Kevco, Inc., Kevco Manufacturing, LP, Wingate
                                        Management Co. II, LP and Adorn LLC, certain assets and
                                        liabilities of Design Components, a division of Kevco
                                        Manufacturing, LP (Case No. 401-40784-BJH-11), were
                                        transferred to Adorn, LLC. At the effective date of
                                        purchase, Buyer assumed certain executory contracts,
                                        approximately $1.6 million of Kevco Manufacturing, LP's
                                        unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing
                                        pre-petition secured debt.

                                    (B) Pursuant to an Asset Purchase Agreement approved by the
                                        Court on April 3, 2001 and effective as of the same date,
                                        Universal Forest Products Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of Kevco Manufacturing,
                                        L.P. Approximately $ 7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition
                                        secured debt.

                                    (C) Debtor paid $15 million from available cash during April and $10 million during June to Bank of America to reduce
                                        pre-petition secured debt.

                                    (D) Pursuant to an Asset Purchase Agreement approved by the
                                        Court on April 25, 2001 and effective as of April 30, 2001,
                                        Alliance Investment and Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco
                                        Distribution, LP. Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing
                                        pre-petition secured debt.

                                    (E) Pursuant to an Asset Purchase Agreement approved by the
                                        Court on May 21, 2001 and effective June 1, 2001, Drew
                                        Industries Incorporated purchased substantially all of the assets used by the Better Bath Division of Kevco
                                        Manufacturing, LP. Approximately $8 million of the sales
                                        proceeds were paid directly to Bank of America thereby
                                        reducing pre-petition secured debt.

                                    (F) Pursuant to an Asset Purchase Agreement approved by the
                                        Court on May 21, 2001 and effective June 1, 2001, Duo-Form
                                        Acquisition Corporation purchased substantially all of the assets used by the Duo-Form Division of Kevco Manufacturing,
                                        LP. Approximately $5 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition
                                        secured debt

CASE NAME:     KEVCO HOLDING, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40785-BJH-11                             ACCRUAL BASIS

                                                           MONTH:    JUNE-01
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1              27A                  Intercompany payables are to co-debtors Kevco Management Co.
                                    (Case No. 401- 40788-BJH-11), Kevco Distribution, LP (Case No.
                                    401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                    401-40784-BJH-11), DCM Delaware, Inc. (Case No.
                                    401-40787-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11),
                                    Kevco GP, Inc. (Case No. 401-40786-BJH-11), and Kevco
                                    Components, Inc. (Case No. 401- 40790-BJH-11).

1              32                   The direct charges to equity are due to the secured debt
                                    reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of Kevco
                                    Distribution, as well as direct cash payments of $25 million
                                    (See Footnote 1,24). The secured debt owed to Bank of America by
                                    Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co- debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

3               1                   Pursuant to a February 12, 2001 Order (1) Authorizing Continued
                                    Use of Existing Forms and Records; (2) Authorizing Maintenance
                                    of Existing Corporate Bank Accounts and Cash Management System;
                                    and (3) Extending Time to Comply with 11 U.S.C. Section 345
                                    Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is
                                    administered by, and held in the name of, Kevco Management Co.
                                    (co-debtor, Case No. 401-40788- BJH). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3. Debtor maintains a petty cash account that is included in the cash supplement schedule.
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